EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                            18 U. S. C. SECTION 1350
                             AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amended Quarterly Report of Flanigan's Enterprises, Inc., (the "Company") on Form 10-Q/A for the period ended April 2, 2005, as filed with the Securities and Exchange Commission of the date hereof ( the "Report"), I, James G. Flanigan, Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C. SS.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

      1) This Amended Quarterly Report on Form 10-Q/A of the Company, to which this certification is attached as a Exhibit, (the "Amended Quarterly Report") fully complies with the requirements of section 13 (a) or 15(d) of the Securities Exchange Act of 1934; and

      2) This information contained in this Amended Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                         /s/ James G. Flanigan
                                         -------------------------------------
                                         James G. Flanigan
                                         Chief Executive Officer and President
                                         June 2, 2005


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